Fees Summary	Jul. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,175.08
Total Transaction Valuation	8,508,903.11
Total Offset Amount	0
Net Fee	$ 1,175.08
Offset Table N/A	N/A